Exhibit 99.2

Table of Contents

Years Ended December 31, 2021 and 2020

Definitions

Consolidated Balance Sheets as of December 31, 2021 and 2020

Consolidated Statements of Operations for the Years Ended December 31, 2021 and 2020

Consolidated Statements of Cash Flows for the Years Ended December 31, 2021 and 2020

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) for the Years Ended December 31, 2021 and 2020

EBITDA Reconciliations – Years Ended December 31, 2021 and 2020

NOI Reconciliations – Years Ended December 31, 2021 and 2020

Same Property NOI Reconciliation

Same Property Statistics – Retail and Flex Properties

Same Property Statistics – Hotel Properties

Weighted Average Lease Term

Weighted Average Mortgage Payable Maturity

Weighted Average Mortgage Payable Interest Rate

Three Months Ended December 31, 2021 and 2020

Condensed Consolidated Statements of Operations for the Three Months Ended December 31, 2021 and 2020 (unaudited)

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) for the Three Months Ended December 31, 2021 and 2020 (unaudited)

EBITDA Reconciliations – Three Months Ended December 31, 2021 and 2020 (unaudited)

NOI Reconciliations – Three Months Ended December 31, 2021 and 2021 (unaudited)

Definitions

Investors and analysts following the real estate industry utilize certain financial measures as supplemental performance measures, including net operating income ("NOI"), Same Property NOI, and earnings before interest, taxes, depreciation and amortization for real estate ("EBITDA").

While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, we consider NOI, Same Property NOI, and EBITDA, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. NOI provides a measure of rental operations, and does not include depreciation and amortization, interest expense and non-property specific expenses such as corporate-wide interest expense and general and administrative expenses. As used herein, we calculate the following non-U.S. GAAP measures as follows:

• EBITDA is net income, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization, net amortization of acquired above and below market lease revenue and realized gain on disposal of investment property.

• NOI from property operations is calculated as net loss, as defined by U.S. GAAP, plus preferred dividends, legal, accounting and other professional fees, corporate general and administrative expenses, depreciation, amortization of intangible assets and liabilities, interest expense, including amortization of financing costs, share based compensation expense, loss on impairment, other income, net amortization of above and below market leases and realized gain on disposal of investment property. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance. NOI presented in this financial supplement includes an adjustment to the Company’s net loss for amortization of above and below market leases and, as a result, varies from NOI presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

• Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties acquired or sold during the periods presented.

NOI, Same Property NOI, and EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt, capital expenditures and payment of dividends and distributions. NOI, Same Property NOI, and EBITDA should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Property NOI, and Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

FFO and AFFO Funds from operations (“FFO”), a non-GAAP measure, is an alternative measure of operating performance, specifically as it relates to results of operations and liquidity. FFO is computed in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in its March 1995 White Paper (as amended in November 1999, April 2002 and December 2018). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs and above and below market leases) and after adjustments for unconsolidated partnerships and joint ventures. In addition to FFO, Adjusted FFO (“AFFO”), excludes non-cash items such as amortization of loans and above and below market leases, unbilled rent arising from applying straight line rent revenue recognition and share-based compensation expenses. Additionally, the impact of capital expenditures, including tenant improvement and leasing commissions, net of reimbursements of such expenditures by property escrow funds, is included in the calculation of AFFO.

Medalist Diversified REIT, Inc. and Subsidiaries

Consolidated Balance Sheets

	December 31,
	2021	2020
ASSETS
Investment properties, net	$69,407,915	$57,055,862
Cash	4,370,405	2,862,994
Restricted cash	3,013,572	2,233,934
Rent and other receivables, net of allowance of $13,010 and $4,693, as of December 31, 2021 and 2020, respectively	466,141	458,752
Assets held for sale	9,846,208	12,410,250
Unbilled rent	872,322	673,728
Intangible assets, net	4,200,392	3,256,362
Other assets	370,133	319,890
Total Assets	$92,547,088	$79,271,772

LIABILITIES
Accounts payable and accrued liabilities	$1,307,257	$1,308,056
Intangible liabilities, net	1,880,612	1,022,497
Line of credit, short term, net	—	325,000
Notes payable	—	176,300
Convertible debentures, net	—	2,260,565
Mortgages payable, net	54,517,822	48,094,354
Mortgages payable, net, associated with assets held for sale	7,615,368	10,352,000
Mandatorily redeemable preferred stock, net	4,227,640	4,023,257
Total Liabilities	$69,548,699	$67,562,029

EQUITY
Common stock, 16,052,617 and 4,803,445 shares issued and outstanding at December 31, 2021 and 2020, respectively	$160,526	48,032
Additional paid-in capital	49,645,426	33,105,099
Offering costs	(3,350,946)	(2,992,357)
Accumulated deficit	(24,981,346)	(19,298,987)
Total Stockholders' Equity	21,473,660	10,861,787
Noncontrolling interests - Hampton Inn Property	—	(224,383)
Noncontrolling interests - Hanover Square Property	146,603	189,784
Noncontrolling interests - Parkway Property	500,209	—
Noncontrolling interests - Operating Partnership	877,917	882,555
Total Equity	$22,998,389	$11,709,743
Total Liabilities and Equity	$92,547,088	$79,271,772

Medalist Diversified REIT, Inc. and Subsidiaries

Consolidated Statements of Operations

	Year Ending December 31,
	2021	2020
REVENUE
Retail center property revenues	$4,719,289	$4,284,779
Retail center property tenant reimbursements	915,107	867,371
Flex center property revenues	934,230	559,641
Flex center property tenant reimbursements	268,592	227,193
Hotel property room revenues	4,590,372	3,207,405
Hotel property other revenues	44,959	129,771
Total Revenue	$11,472,549	$9,276,160

OPERATING EXPENSES
Retail center property operating expenses	$1,518,973	$1,362,532
Flex center property operating expenses	343,717	231,209
Hotel property operating expenses	3,102,951	3,164,646
Bad debt expense	39,024	431,143
Share based compensation expenses	149,981	569,995
Legal, accounting and other professional fees	1,465,199	1,258,863
Corporate general and administrative expenses	654,137	300,641
Loss on impairment	—	223,097
Impairment of assets held for sale	—	3,494,058
Depreciation and amortization	3,508,704	3,981,874
Total Operating Expenses	10,782,686	15,018,058
Gain on disposal of investment properties	124,641	—
Operating income (loss)	814,504	(5,741,898)
Interest expense	5,534,255	3,960,626
Net Loss from Operations	(4,719,751)	(9,702,524)
Other income	361,469	120,982
Net Loss	(4,358,282)	(9,581,542)
Less: Net income (loss) attributable to Hampton Inn Property noncontrolling interests	14,651	(1,131,765)
Less: Net loss attributable to Hanover Square Property noncontrolling interests	(8,781)	(23,167)
Less: Net loss attributable to Parkway Property noncontrolling interests	(3,791)	—
Less: Net income (loss) attributable to Operating Partnership noncontrolling interests	3,903	(246,001)
Net Loss Attributable to Medalist Common Shareholders	$(4,364,264)	$(8,180,609)

Loss per share from operations - basic and diluted	$(0.33)	$(1.74)

Weighted-average number of shares - basic and diluted	13,092,937	4,709,980

Dividends paid per common share	$0.04	$0.125

Medalist Diversified REIT, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

	Year ended December 31,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES

Net Loss	$(4,358,282)	$(9,581,542)

Adjustments to reconcile consolidated net loss to net cash flows from operating activities
Depreciation	2,415,139	3,067,556
Amortization	1,093,565	914,318
Loan cost amortization	103,180	279,951
Mandatorily redeemable preferred stock issuance cost and discount amortization	204,383	162,375
Convertible debenture issuance cost, discount and beneficial conversion feature amortization	1,718,487	119,870
Amortization of tenant inducements	—	7,100
Above (below) market lease amortization, net	(24,024)	6,142
Bad debt expense	39,024	431,143
Note payable forgiveness	(176,300)	(129,600)
Share-based compensation	149,981	569,995
Impairment of assets held for sale	—	3,494,058
Loss on impairment	—	223,097
Gain on sale of investment property	(124,641)	—

Changes in assets and liabilities
Rent and other receivables, net	(46,413)	(740,513)
Unbilled rent	(198,594)	(212,840)
Other assets	(50,243)	(38,955)
Accounts payable and accrued liabilities	87,351	(257,089)
Net cash flows from operating activities	832,613	(1,684,934)

CASH FLOWS FROM INVESTING ACTIVITIES

Investment property acquisitions, net of cash acquired and assumed debt	(20,750,571)	—
Capital expenditures	(536,685)	(414,361)
Cash received from disposal of investment properties	2,144,529	—
Net cash flows from investing activities	(19,142,727)	(414,361)

CASH FLOWS FROM FINANCING ACTIVITIES

Dividends and distributions paid	(1,151,304)	(917,733)
Investment of noncontrolling interests	504,000	—
Proceeds from line of credit, short term, net	—	550,000
Repayment of line of credit, short term	(325,000)	(2,225,000)
Repayment of related party notes payable, short term	—	(852,000)
Proceeds from notes payable	—	305,900
Proceeds from mortgages payable, net	24,377,886	1,938,697
Repayment of mortgages payable	(14,914,830)	(463,196)
Proceeds from sale of mandatorily preferred stock, net of capitalized offering costs	—	3,860,882
Proceeds from sale of convertible debentures, net of capitalized offering costs	1,305,000	2,926,483
Proceeds from sales of common stock, net of capitalized offering costs	10,801,411	—
Net cash flows from financing activities	20,597,163	5,124,033

INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	2,287,049	3,024,738
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, beginning of period	5,096,928	2,072,190
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period	$7,383,977	$5,096,928

CASH AND CASH EQUIVALENTS, end of period, shown in consolidated balance sheets	4,370,405	2,862,994
RESTRICTED CASH including assets restricted for capital and operating reserves and tenant deposits, end of period, shown in consolidated balance sheets	3,013,572	2,233,934
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period shown in the consolidated statements of cash flows	$7,383,977	$5,096,928

Supplemental Disclosures and Non-Cash Activities:

Other cash transactions:
Interest paid	$4,065,121	$3,276,544

Non-cash transactions:
Conversion of convertible debentures and accrued interest to common stock	$5,058,788	$—
Transfer of investment properties, net to assets held for sale, net	9,683,555	—
Transfer of mortgages payable, net to mortgages payable associated with assets held for sale, net	7,592,931	—
Assumption of mortgage debt, net	4,481,600	—
Forgiveness of note payable	176,300	129,600
Exchange for 7.55 percent of the noncontrolling interest in the Hampton Inn Property	—	867,000
Exchange for 3.00 percent of the noncontrolling interest in the Hampton Inn Property	—	1,021,960
Issuance of operating partnership interests in exchange for 3.45 percent of the noncontrolling
interest in the Hampton Inn Property	—	375,400
Conversion of operating partnership units to common shares	—	123,000

Medalist Diversified REIT

Funds from Operations and Adjusted Funds from Operations

For the year ended December 31, 2021 and 2020

	Year ended
	December 31,
	2021	2020
Funds from operations
Net Loss	$(4,358,282)	$(9,581,542)
Depreciation of tangible real property assets	1,912,353	2,705,017
Depreciation of tenant improvements	437,372	312,961
Amortization of tenant inducements	-	7,100
Amortization of leasing commissions	65,414	49,578
Amortization of intangible assets	1,093,565	914,318
Loss on impairment	-	223,097
Impairment of assets held for sale	-	3,494,058
Gain on sale of investment properties	(124,641)	-
Funds from operations	$(974,219)	$(1,875,413)

Adjusted funds from operations
Funds from operations	$(974,219)	$(1,875,413)
Amortization of above market leases	250,504	221,390
Amortization of below market leases	(274,528)	(215,248)
Straight line rent	(198,594)	(244,003)
Capital expenditures	(536,685)	(226,640)
Decrease in fair value of interest rate cap	27,281	12,124
Amortization of loan issuance costs	103,180	279,951
Amortization of preferred stock discount and offering costs	204,383	162,375
Amortization of convertible debenture discount, offering costs and beneficial conversion feature	1,718,487	-
Share-based compensation	149,981	569,995
Write off unbilled rent	-	31,162
Bad debt expense	39,024	431,143
Debt forgiveness	(176,300)	(129,600)
Adjusted funds from operations (AFFO)	$332,514	$(982,764)

EBITDA Reconciliation

	Year ended
	December 31
	2021	2020
Net Loss	$(4,358,282)	$(9,581,542)
Plus: Preferred dividends, including amortization of capitalized issuance costs	604,383	506,819
Plus: Interest expense, including amortization of capitalized loan issuance costs	4,929,872	3,453,807
Plus: Depreciation expense	2,415,139	3,067,556
Plus: Amortization of intangible assets	1,093,565	914,318
(Less) Plus: Net amortization of above and below market leases	(24,024)	6,142
Less: Realized gain on disposal of investment property	(124,641)	-
EBITDA	$4,536,012	$(1,632,900)

NOI Reconciliation

	Year ended
	December 31,
Net Operating Income	2021	2020
Net Loss	$(4,358,282)	$(9,581,542)
Plus: Preferred dividends, including amortization of capitalized issuance costs	604,383	506,819
Plus: Legal, accounting and other professional fees	1,465,199	1,258,863
Plus: Corporate general and administrative expenses	654,137	300,641
Plus: Depreciation expense	2,415,139	3,067,556
Plus: Amortization of intangible assets	1,093,565	914,318
Plus: Interest expense, including amortization of capitalized loan issuance costs	4,929,872	3,453,807
Plus: Share based compensation expense	149,981	569,995
Plus: Loss on impairment	-	3,717,155
Less: Other income	(361,469)	(120,982)
(Less) Plus: Net amortization of above and below market leases	(24,024)	6,142
Less: Realized gain on disposal of investment property	(124,641)	-
Net Operating Income - NOI	$6,443,860	$4,092,772

	Year ended
	December 31,
	2021	2020
Components of Net Operating Income
Revenues:
Retail and flex property rental revenues (1)	$5,629,495	$4,850,562
Retail and flex property tenant reimbursement revenues	1,183,699	1,094,564
Hotel property revenues	4,635,331	3,337,176
Total revenues	11,448,525	9,282,302

Operating expenses:
Retail and flex property operating expenses	1,862,690	1,593,741
Hotel property operating expenses	3,102,951	3,164,646
Bad debt expense	39,024	431,143
Total operating expenses	5,004,665	5,189,530

Net Operating Income - NOI	$6,443,860	$4,092,772

(1)	Excludes amortization of above and below market leases.

Same Property NOI Reconciliation

	For the year ended
	December 31,
	2021	2020	Change ($)	Change (%)
Revenues
Same Property NOI	$5,356,593	$4,089,774	$1,266,819	31%
NOI of properties purchased subsequent to December 31, 2020 (1)	847,635	-	847,635
NOI of properties sold subsequent to December 31, 2020 (2)	239,632	2,998	236,634
Total NOI	$6,443,860	$4,092,772	$2,351,088	57%

(1)	Lancer Center, Greenbrier Business Center and Parkway
(2)	Greensboro Hampton Inn

Same Property Statistics – Retail and Flex Properties

Total Retail and Flex Properties

	Number of Properties		Total Square Feet		Occupancy
	As of December 31,		As of December 31,		As of December 31,
	2021	2020	2021	2020	2021	2020
Retail	4	3	546,661	368,035	95.4%	92.7%
Flex	3	1	218,279	64,880	94.6%	93.8%
Total	7	4	764,940	432,915	95.2%	92.8%

Retail and Flex - Same Properties

	Number of Properties		Total Square Feet		Occupancy
	As of December 31,		As of December 31,		As of December 31,
	2021	2020	2021	2020	2021	2020
Retail (3)	3	3	368,035	368,035	93.1%	92.7%
Flex (1)	1	1	64,880	64,880	100.0%	93.8%
Total (4)	4	4	432,915	432,915	94.2%	92.8%

Same Property Statistics – Hotel Properties

Total Hotel Properties

	Number of Properties		Total Rooms		Occupancy
	As of December 31,		As of December 31,		As of December 31,
	2021	2020	2021	2020	2021	2020
Hotel	1	2	148	272	90.4%	46.2%

Hotel Same Properties

	Number of Properties		Total Rooms		Occupancy
	As of December 31,		As of December 31,		As of December 31,
	2021	2020	2021	2020	2021	2020
Hotel	1	1	148	148	100.0%	47.2%

Weighted Average Lease Term

Retail Properties
Ashley Plaza	6.49
Franklin Square	3.90
Hanover Square	3.29
Lancer Center	4.22
Retail Property Average	4.88

Flex Properties
Brookfield	3.70
Greenbrier Business Center	1.50
Parkway	2.02
Flex Property Average	2.31

Retail and Flex Property Average	4.00

Weighted Average Debt Data

Weighted Average Mortgage Maturity (Years)	6.33

Weighted Average Mortgage Payable Interest Rate	4.2%

Medalist Diversified REIT

Condensed Consolidated Statements of Operations

For the three months ended December 31, 2021 and 2020

	Three Months Ended December 31,
	2021	2020
	(Unaudited)	(Unaudited)
REVENUE
Retail center property revenues	$1,277,726	$994,058
Retail center property tenant reimbursements	307,461	205,145
Flex center property revenues	447,543	139,704
Flex center property tenant reimbursements	125,272	59,369
Hotel property room revenues	619,824	974,906
Hotel property other revenues	6,466	23,567
Total Revenue	$2,784,292	$2,396,749

OPERATING EXPENSES
Retail center property operating expenses	$439,959	$329,363
Flex center property operating expenses	146,868	74,894
Hotel property operating expenses	369,373	765,235
Bad debt expense	13,010	96,674
Legal, accounting and other professional fees	365,318	245,151
Corporate general and administrative expenses	85,658	59,603
Impairment of assets held for sale	-	3,494,058
Depreciation and amortization	1,147,490	965,847
Total Operating Expenses	2,567,676	6,030,825
Operating (loss) income	216,616	(3,634,076)
Interest expense	925,057	1,095,289
Net Loss from Operations	(708,441)	(4,729,365)
Other income	174,191	120,488
Net Loss	(534,250)	(4,608,877)
Less: Net loss attributable to Hampton Inn Property noncontrolling interests	(5,194)	(873,066)
Less: Net income (loss) attributable to Hanover Square Property noncontrolling interests	5,617	(3,061)
Less: Net loss attributable to Parkway Property noncontrolling interests	(3,791)	-
Less: Net income (loss) attributable to Operating Partnership noncontrolling interests	880	(133,951)
Net Loss Attributable to Medalist Common Shareholders	$(531,762)	$(3,598,799)

Loss per share from operations - basic and diluted	$(0.03)	$(0.75)

Weighted-average number of shares - basic and diluted	16,052,617	4,803,445

Dividends paid per common share	$0.02	$-

Medalist Diversified REIT

Funds from Operations and Adjusted Funds from Operations

For the three months ended December 31, 2021 and 2020

	Three Months Ended December 31,
	2021	2020
	(Unaudited)	(Unaudited)
Funds from operations
Net loss	$(534,250)	$(4,608,877)
Depreciation of tangible real property assets	587,125	677,864
Depreciation of tenant improvements	144,737	74,334
Amortization of leasing commissions	18,074	15,181
Amortization of intangible assets	397,554	198,468
Impairment of assets held for sale	-	3,494,058
Funds from operations	$613,240	$(148,972)

Adjusted funds from operations
Funds from operations	$613,240	$(148,972)
Amortization of above market leases	69,701	53,613
Amortization of below market leases	(91,375)	(50,379)
Straight line rent	(33,617)	(43,809)
Capital expenditures	(253,667)	(24,078)
Decrease in fair value of interest rate cap	27,091	10,301
Amortization of loan issuance costs	22,469	52,829
Amortization of preferred stock discount and offering costs	52,767	48,388
Bad debt expense	13,010	96,674
Debt forgiveness	-	(129,600)
Adjusted funds from operations (AFFO)	$419,619	$(135,033)

Medalist Diversified REIT

EBITDA Reconciliation to Net Loss

For the three months ended December 31, 2021 and 2020

	Three Months Ended December 31,
	2021	2020
	(Unaudited)	(Unaudited)
EBITDA
Net Loss	$(534,250)	$(4,608,877)
Plus: Preferred dividends, including amortization of capitalized issuance costs	152,767	148,388
Plus: Interest expense, including amortization of capitalized loan issuance costs	772,290	946,901
Plus: Depreciation expense	749,936	767,379
Plus: Amortization of intangible assets	397,554	198,468
Less: Net amortization of above and below market leases	(21,674)	3,234
EBITDA	$1,516,623	$(2,544,507)

Medalist Diversified REIT

Net Operating Income Reconciliation to Net Loss

For the three months ended December 31, 2021 and 2020

	Three Months Ended December 31,
	2021	2020
	(Unaudited)	(Unaudited)
Net Operating Income
Net Loss	$(534,250)	$(4,608,877)
Plus: Preferred dividends, including amortization of capitalized issuance costs	152,767	148,388
Plus: Legal, accounting and other professional fees	365,318	245,151
Plus: Corporate general and administrative expenses	85,658	59,603
Plus: Depreciation expense	749,936	767,379
Plus: Amortization of intangible assets	397,554	198,468
Plus: Interest expense, including amortization of capitalized loan issuance costs	772,290	946,901
Plus: Impairment on assets held for sale	-	3,494,058
Less: Other income	(174,191)	(120,488)
Less: Net amortization of above and below market leases	(21,674)	3,234
Less: Realized gain on disposal of investment properties	-	-
Net Operating Income - NOI	$1,793,408	$1,133,817

	Three Months Ended December 31,
	2021	2020
	(Unaudited)	(Unaudited)
Components of Net Operating Income
Revenues:
Retail and flex property rental revenues (1)	$1,703,595	$1,136,996
Retail and flex property tenant reimbursement revenues	432,733	264,514
Hotel property revenues	626,290	998,473
Total revenues	2,762,618	2,399,983

Operating expenses:
Retail and flex property operating expenses	586,827	404,257
Hotel property operating expenses	369,373	765,235
Bad debt expense	13,010	96,674
Total operating expenses	969,210	1,266,166
Net Operating Income - NOI	$1,793,408	$1,133,817

(1)	Excludes amortization of above and below market leases.